                                                                    EXHIBIT 10.1

                       THIRD AMENDMENT TO CREDIT AGREEMENT


                  AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment"), dated as of May 10, 2000, among Generac Portable Products, Inc., a Delaware corporation ("Holdings"), GPPW, Inc., a Wisconsin corporation ("WisCorp" and together with Holdings, the "Parent Guarantors"), Generac Portable Products, LLC, a Delaware limited liability company (the "Borrower"), the Banks party thereto from time to time, and Bankers Trust Company, as Administrative Agent. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H:

                  WHEREAS, the Borrowers, the Banks, the Administrative Agent and the Parent Guarantors are parties to a Credit Agreement, dated as of July 9, 1998 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

         I.       AMENDMENTS TO THE CREDIT AGREEMENT

                  A. Section 9.07(a) of the Credit Agreement is hereby amended by deleting clause (iii) therein and inserting in lieu thereof the following new clause (iii):

                     "(iii) $5 million during the calendar year ending on December 31, 2000;"

                   B. Section 9.08 of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting in lieu thereof the following table:

                   Fiscal Quarter Ended Closest to      Ratio
                   -------------------------------      -----
                   June 30, 2000                      1.70:1.00
                   September 30, 2000                 1.65:1.00
                   December 31, 2000                  1.60:1.00
                   March 31, 2001                     1.90:1.00
                   June 30, 2001                      2.20:1.00
                   September 30, 2001                 2.45:1.00
                   December 31, 2001                  2.55:1.00
                   March 31, 2002                     2.65:1.00
                   June 30, 2002                      2.75:1.00
                   September 30, 2002                 2.85:1.00
                   December 31, 2002 and thereafter   3.00:1.00

                   C. Section 9.09 of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting in lieu thereof the following table:

                   Fiscal Quarter Ended Closest To      Ratio
                   -------------------------------      -----
                   June 30, 2000                      5.60:1.00
                   September 30, 2000                 5.70:1.00
                   December 31, 2000                  5.60:1.00
                   March 31, 2001                     5.20:1.00
                   June 30, 2001                      4.75:1.00
                   September 30, 2001                 4.50:1.00
                   December 31, 2001                  4.20:1.00
                   March 31, 2002                     4.10:1.00
                   June 30, 2002                      4.10:1.00
                   September 30, 2002                 3.90:1.00
                   December 31, 2002 and thereafter   3.75:1.00

                   D. Section 9.10 of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting in lieu thereof the following table:

                   Fiscal Quarter Ended Closest To    Minimum EBITDA
                   -------------------------------    --------------
                   June 30, 2000                      $36 million
                   September 30, 2000                 $35 million
                   December 31, 2000                  $34 million
                   March 31, 2001                     $38 million
                   June 30, 2001                      $44 million
                   September 30, 2001                 $49 million
                   December 31, 2001                  $52 million
                   March 31, 2002                     $53 million
                   June 30, 2002                      $54 million
                   September 30, 2002                 $55 million
                   December 31, 2002                  $56 million
                   March 31, 2003                     $57 million
                   June 30, 2003                      $58 million
                   September 30, 2003                 $60 million
                   December 31, 2003 and thereafter   $62 million

                   E. The definition of "Applicable Commitment Commission Percentage" and "Applicable Margin" in Section 11 of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting in lieu thereof the following table:


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
                                    APPLICABLE      A TERM LOANS AND      A TERM LOANS AND
                                    COMMITMENT       REVOLVING LOANS       REVOLVING LOANS      B TERM LOANS        B TERM LOANS
                                    COMMISSION        MAINTAINED AS         MAINTAINED AS       MAINTAINED AS       MAINTAINED AS
      LEVEL      LEVERAGE RATIO     PERCENTAGE       BASE RATE LOANS      EURODOLLAR LOANS     BASE RATE LOANS    EURODOLLAR LOANS
      ------     --------------    -----------       ---------------      -----------------    ---------------    ----------------
      1         Greater than or        0.50%             1.75%                 2.75%                2.25%              3.25%
                equal to
                5.0:1.00
      2         Greater than or        0.50%             1.50%                 2.50%                2.00%              3.00%
                equal to 4.50
                but less than
                5.0:1.00
      3         Greater than or
                equal to 4.25:1        0.50%             1.25%                 2.25%                1.75%              2.75%
                but less than
                4.50:1
      4         Greater than or
                equal to 3.75:l        0.375%            1.00%                 2.00%                1.50%              2.50%
                but less than
                4.25:1
      5         Greater than or
                equal to 3.25:1        0.375%            0.75%                 1.75%                1.25%              2.25%
                but less than
                3.75:1
      6         Greater than or
                equal to 2.75:1        0.30%             0.50%                 1.50%                1.00%              2.00%
                but less than
                3.25:1
      7         Less than 2.75:1       0.25%             0.125%                1.125%               0.75%              1.75%


         II.       AMENDMENT FEE

                   A. The Borrower hereby covenants and agrees that, it should pay each Bank which executes and delivers to the Administrative Agent a counterpart hereof by 5:00 P.M. (New York time) on Wednesday, May 10, 2000, a cash fee in an amount equal to 25 basis points (0.25%) of an amount equal to the sum of the outstanding Term Loans of such Bank and the Revolving Loan Commitment of such consenting Bank, in each case as in effect on the Amendment Effective Date (as hereinafter defined). All fees pursuant to this clause A are due and payable on the Amendment Effective Date and shall be paid by the Borrower to the Administrative Agent for distribution to the Banks.

         III.      MISCELLANEOUS PROVISIONS

                   A. In order to induce the Banks to enter into this Amendment, each of the Borrowers hereby represents and warrants that:

                      1. no Default or Event of Default exists as of the Amendment Effective Date, both before and after giving effect to this Amendment; and

                      2. all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                   B. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                   C. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                   D. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                   E. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower, each of the Parent Guarantors, the Administrative Agent and the Required Banks shall have signed a counterpart hereof (whatever the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office and the Amendment Fees set forth in Section II shall have been paid.

                   F. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                   IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                  GENERAC PORTABLE PRODUCTS, LLC



                                  By
                                    --------------------------------------------
                                      Name:
                                      Title:


                                  GENERAC PORTABLE PRODUCTS, INC



                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


                                  GPPW, INC.


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:



                                  BANKERS TRUST COMPANY, Individually and as
                                      Administrative Agent


                                  By:
                                     -------------------------------------------
                                      Name
                                      Title:

                                  BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                  ASSOCIATION



                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  LASALLE BANK NATIONAL ASSOCIATION


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  UNION BANK OF CALIFORNIA, N.A.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  BANK ONE, N. A.


                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  THE FUJI BANK, LIMITED


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                  MOUNTAIN CAPITAL CLO 1, LTD.


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                  FLEET BUSINESS CREDIT CORPORATION


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                  HARCH CLO I LIMITED


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title: